SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------




                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): JANUARY 30, 2001


                             HENLEY HEALTHCARE, INC.
             (Exact name of registrant as specified in its charter)


                                      TEXAS
                 (State or other jurisdiction of incorporation)


            0-21054                                   76-0511324
     (Commission File Number)                (IRS Employer Identification No.)



120 INDUSTRIAL BOULEVARD, SUGAR LAND, TEXAS               77478
  (Address of principal executive offices)              (Zip Code)




       Registrant's telephone number, including area code: (281) 276-7000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

      On January 18, 2001, Henley Healthcare, Inc., a Texas corporation (the "Company") received notification from the FDA that the 510(k) Premarket Notification was received (the "510(k) Notification"), to seek marketing clearance for the Company's MicroLight 830(TM), a laser treatment for carpal tunnel syndrome. The Company requested the 510(k) Notification to replace the previously filed premarket approval application ("PMAA") because the approval requirements with respect to a 510(k) Notification are less stringent compared to the extensive review process involved with a PMAA. The FDA has requested clarification with respect to the Company's PMAA submission of September 1, 2000 that the Company anticipates responding to by February 5, 2001. The FDA will have 90 days to respond to the Company with respect to the MicroLight 830(TM) after it receives the Company's answers. The Company cannot commence commercial sales of the MicroLight 830(TM) until it receives approval from the FDA. The Company can make no assurances that the 510(k) Notification will be approved. Because the Company is filing a 510(k) Notification to obtain FDA approval for the MicroLight 830(TM) in lieu of pursuing the PMAA, if the Company receives approval from the FDA to commence commercial sales of the MicroLight 830(TM), competitors may seek marketing clearance for competing devices by filing a 510(k) Notification that asserts its device is substantially equivalent to the MicroLight 830(TM). Therefore, the likelihood of competition for the MicroLight 830(TM) may be increased since the approval process is shorter using the 510(k) Notification as compared to a PMAA.

      The Company, a leader in the growing pain management industry, develops, manufactures and distributes products and related accessories used in the control of acute or chronic pain. The Company offers a diversified line of non-invasive physical medicine and rehabilitation products that are used in the treatment of disabilities or injuries with therapeutic exercise and the application of various heat, Fluidotherapy(R), traction, ultrasound or other modalities. For additional information on the Company please visit the Company's Web site at http://www.henleyhealthcare.com.

FORWARD LOOKING STATEMENTS

This report includes certain statements that may be deemed to be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts, included in this press release that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future are forward-looking statements. Such forward-looking statements are subject to certain risks, uncertainties and other factors, which could cause actual results to differ materially from those currently anticipated, including the risks and uncertainties set forth from time to time in the Company's public reports and filings and other public statements. Readers are cautioned to consider these risks and uncertainties and not place undue reliance on these forward-looking statements. By making these forward-looking statements, The Company undertakes no obligation to update these statements for revisions or changes after the date of this report.

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
                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          HENLEY HEALTHCARE, INC.



                                          By: /s/ PEDRO A. RUBIO, M.D., Ph. D.
                                             ---------------------------------
                                                  Pedro A. Rubio, M.D., Ph. D.
                                           President and Chief Executive Officer


January 30, 2001

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